Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

INTRODUCTION

On December 20, 2011, Repligen Sweden AB, a wholly-owned subsidiary of Repligen Corporation (“Repligen or the “Company”), acquired substantially all of the assets and assumed certain liabilities of Novozymes Biopharma Sweden AB (“Novozymes”), the Swedish unit of Novozymes Biopharma (the “seller”), and related assets of the seller (all such assets and liabilities are collectively referred to as the “Novozymes Biomanufacturing Business” or “NZBM”) for total cash consideration transferred of €20.65 million up front and future potential milestone payments totaling up to €4.0 million if certain sales targets and technology transfer activities are achieved.

The accompanying unaudited proforma condensed combined financial statements combine the historical consolidated financial statements of Repligen Corporation with the historical financial information of NZBM after giving effect to the acquisition of substantially all of the assets and assumption of certain liabilities of NZBM by Repligen using the acquisition method of accounting in accordance with Accounting Standards Codification (ASC) 805, Business Combinations and applying the assumptions and adjustments described in the accompanying notes.

The unaudited pro forma condensed combined statements of operations combine Repligen’s operating results for the six months and year ended September 30, 2011 and March 31, 2011, respectively, with the operating results of NZBM for the six months and year ended June 30, 2011 and December 31, 2010, respectively, pursuant to S-X Rule 11-02 since Novozymes’s December 31 fiscal year end differs from Repligen’s March 31, 2011 fiscal year end by less than 93 days. The unaudited pro forma condensed combined statements of operations give effect to the acquisition as if it had occurred on April 1, 2010, and the unaudited pro forma condensed combined balance sheet gives effect to the acquisition as if it had occurred on September 30, 2011. The unaudited pro forma condensed combined financial information includes all material pro forma adjustments necessary for this purpose that are directly attributable to the acquisition and are factually supportable. The unaudited pro forma condensed combined financial information herein should be read in conjunction with the historical financial statements and the related notes thereto of Repligen Corporation which are presented in the Annual Report on Form 10-K for the year ended March 31, 2011, filed on June 9, 2011 (File No. 000-14656), the Quarterly Report on Form 10-Q for the six months ended September 30, 2011, filed on November 9, 2011 (File No. 000-14656), and the financial statements of NZBM that are presented as exhibits to this Form 8-K.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved if the acquisition had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial position of the combined company. No effect has been given in these pro forma financial statements for synergistic benefits that may be realized through the combination or costs that may be incurred in integrating operations.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2011

(Amounts in thousands)

	Repligen September 30, 2011 (Note 2)	NZBM December 20, 2011 (Note 2)	Pro Forma Adjustments (Note 4)		Pro Forma Combined September 30, 2011
Assets
Current assets:
Cash and cash equivalents	$10,500	$—	$(1,680	)(m)	$8,820
Marketable securities	39,320	—	(26,884	)(a)	12,436
Accounts receivable, net	4,021	5,074			9,095
Royalties receivable	2,790	—			2,790
Inventories, net	2,460	10,474			12,934
Prepaid expenses and other current assets	925	207			1,132

Total current assets	60,016	15,755	(28,564)		47,207
Property, plant and equipment, net	1,772	22,567	(13,478	)(b)	10,861
Long-term marketable securities	8,454	—			8,454
Intangible assets, net	1,132	6,697			7,829
Goodwill	994	1,823	(1,823	)(c)	994
Restricted cash	200	—			200

Total assets	$72,568	$46,842	$(43,865)		$75,545

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	580	288			868
Accrued liabilities	3,574	2,113	666	(d)	7,061
		—	708	(g)
Intercompany loans and borrowings		5,472	(5,472	)(e)	—
Other current liabilities		708	(708	)(g)	—

Total current liabilities	4,154	8,581	(4,806)		7,929
Long-term liabilities	580	—	1,819	(d)	4,099
			1,611	(f)
		—	89	(n)

Total liabilities	4,734	8,581	(1,287)		12,028
Stockholders’ equity:
Accumulated deficit	(117,145)	(11,162)	11,162	(h)	(117,145)
Other stockholders’ equity	184,979	49,423	(49,423	)(h)	180,662
			(1,680	)(m)
			(427	)(l)
			(2,210	)(i)

Total stockholders’ equity	67,834	38,261	42,578		63,517

Total liabilities and stockholders’ equity	$72,568	$46,842	$(43,865)		$75,545

See accompanying notes to unaudited pro forma condensed combined financial statements which are an integral part of these financial statements.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011

(Amounts in thousands, except per share amounts)

	Repligen Six Months ended September 30, 2011 (Note 2)	NZBM Six Months ended June 30, 2011 (Note 2)	Pro Forma Adjustments (Note 4)		Pro Forma Combined Six Months ended September 30, 2011
Revenue:
Product revenue	$10,100	$9,173			$19,273
Royalty and other revenue	6,185	—			6,185

Total revenue	16,285	9,173	—		25,458
Operating expenses:
Cost of product revenue	3,646	9,190	917	(g)	11,931
			(1,081	)(j)
			(741	)(k)
Cost of royalty and other revenue	834	—			834
Research and development	6,592	—			6,592
Selling, general and administrative	4,782	1,886			6,668
Other expenses		917	(917	)(g)

Total operating expenses	15,854	11,993	(1,822)		26,025

Income (loss) from operations	431	(2,820)	1,822		(567)
Investment income	118	80			198
Interest expense	—	(332)			(332)

Income (loss) before taxes	549	(3,072)	1,822		(701)
Income tax provision	—	—			—

Net income (loss)	$549	$(3,072)	$1,822		$(701)

Earnings (loss) per share:
Basic	0.02				(0.02)
Diluted	0.02				(0.02)
Weighted average shares outstanding:
Basic	30,804				30,804
Diluted	30,969				30,804

See accompanying notes to unaudited pro forma condensed combined financial statements which are an integral part of these financial statements.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2011

(Amounts in thousands, except per share amounts)

	Repligen Year Ended March 31, 2011 (Note 2)	NZBM Year Ended December 31, 2010 (Note 2)	Pro Forma Adjustments (Note 4)		Pro Forma Combined Year Ended March 31, 2011
Revenue:
Product revenue	$14,961	$14,609			$29,570
Royalty and other revenue	12,330	—			12,330

Total revenue	27,291	14,609	—		41,900
Operating expenses:
Cost of product revenue	5,580	15,342	2,036	(g)	19,525
			(1,985	)(j)
			(1,448	)(k)
Cost of royalty and other revenue	1,537	—			1,537
Research and development	12,529	—			12,529
Selling, general and administrative	8,019	2,923			10,942
Other expense		2,036	(2,036	)(g)

Total operating expenses	27,665	20,301	(3,433)		44,533

Income (loss) from operations	(374)	(5,692)	3,433		(2,633)
Investment income	356	390			746
Interest expense	(26)	(131)			(157)

Income (loss) before taxes	(44)	(5,433)	3,433		(2,044)
Income tax provision	—	—			—

Net income (loss)	$(44)	$(5,433)	$3,433		$(2,044)

Earnings (loss) per share:
Basic	(0.00)				(0.07)
Diluted	(0.00)				(0.07)
Weighted average shares outstanding:
Basic	30,782				30,782
Diluted	30,782				30,782

See accompanying notes to unaudited pro forma condensed combined financial statements which are an integral part of these financial statements.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

1. Description of the Transaction

On December 20, 2011, Repligen Sweden AB, a wholly-owned subsidiary of Repligen Corporation (“Repligen or the “Company”), acquired substantially all of the assets and assumed certain liabilities of Novozymes Biopharma Sweden AB (“Novozymes”), the Swedish unit of Novozymes Biopharma (the “seller”), and related assets of the seller (all such assets and liabilities are collectively referred to as the “Novozymes Biomanufacturing Business” or “NZBM”) for total cash consideration transferred of €20.65 million up front and future potential milestone payments totaling up to €4.0 million if certain sales targets and technology transfer activities are achieved.

2. Basis of Presentation

The accompanying unaudited proforma condensed combined financial statements combine the historical consolidated financial statements of Repligen Corporation with the historical financial information of NZBM after giving effect to the acquisition of substantially all of the assets and assumption of certain liabilities of NZBM by Repligen using the acquisition method of accounting in accordance with Accounting Standards Codification (ASC) 805, Business Combinations and applying the assumptions and adjustments described in the accompanying notes.

The unaudited pro forma condensed combined statements of operations combine Repligen’s operating results for the six months and year ended September 30, 2011 and March 31, 2011, respectively, with the operating results of NZBM for the six months and year ended June 30, 2011 and December 31, 2010, respectively, pursuant to S-X Rule 11-02 since Novozymes’s December 31 fiscal year end differs from Repligen’s March 31, 2011 fiscal year end by less than 93 days. The unaudited pro forma condensed combined statements of operations give effect to the acquisition as if it had occurred on April 1, 2010, and the unaudited pro forma condensed combined balance sheet gives effect to the acquisition as if it had occurred on September 30, 2011. The unaudited pro forma condensed combined financial information includes all material pro forma adjustments necessary for this purpose that are directly attributable to the acquisition and are factually supportable. The unaudited pro forma condensed combined financial information herein should be read in conjunction with the historical financial statements and the related notes thereto of Repligen Corporation which are presented in the Annual Report on Form 10-K for the year ended March 31, 2011, filed on June 9, 2011 (File No. 000-14656), the Quarterly Report on Form 10-Q for the six months ended September 30, 2011, filed on November 9, 2011 (File No. 000-14656), and the financial statements of NZBM that are presented as exhibits to this Form 8-K.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved if the acquisition had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial position of the combined company. No effect has been given in these pro forma financial statements for synergistic benefits that may be realized through the combination of the two companies or costs that may be incurred in integrating their operations.

3. Preliminary Estimate of Consideration Expected to be Transferred

The terms of the acquisition included an upfront payment of $26.9 million (€20.65 million) and future potential milestone payments totaling €4.0 million if specific sales targets are met for certain products by various dates ending on December 31, 2014 and upon the transfer of manufacturing processes for certain products. The fair value of the €4.0 million contingent consideration was estimated to be $1.6 million, resulting in total preliminary estimated contingent consideration transferred of $28.5 million. This acquired business will operate as the Company’s newly-formed, wholly-owned subsidiary, Repligen Sweden AB.

The Company accounted for the acquisition of the net assets of NZBM as the purchase of a business under U.S. GAAP. Under the acquisition method of accounting, the assets of NZBM were recorded as of the acquisition date, at their respective fair values, and consolidated with those of Repligen. The fair value of the net assets acquired was approximately $28.9 million, which exceeds the purchase price of $28.5 million. Accordingly, the Company recognized the excess of the fair value of the net assets over the purchase price of approximately $0.4 million as a gain on bargain purchase that is shown separately within operations in the Consolidated Statements of Operations.

The Company believes that it was able to acquire NZBM for less than the fair value of its assets because of (i) the Company’s unique position as a market leader in this industry segment and (ii) the seller’s intent to exit this industry segment which was only a small part of the seller’s overall business and no longer fit its strategy. With the seller’s intent to divest this business segment and the Company’s position as a market leader, the Company was able to agree on a favorable purchase price.

The preparation of the valuation required the use of significant assumptions and estimates. Critical estimates included, but were not limited to, future expected cash flows, including projected revenues and expenses, and the applicable discount rates. These estimates were based on assumptions that the Company believes to be reasonable. However, actual results may differ from these estimates. The Company incurred transaction costs of approximately $1.7 million associated with the acquisition of the net assets of NZBM.

The total consideration transferred follows:

Cash consideration	$26,884,000
Estimated fair value of contingent consideration	1,611,000

Total consideration transferred	$28,495,000

The fair value of contingent consideration was determined based upon a probability weighted analysis of expected future milestone payments to be made to the seller. The liability for contingent consideration is included in current and long-term liabilities on the consolidated balance sheets and will be remeasured at each reporting period until the contingency is resolved.

The following chart summarizes the allocation of the fair value of assets acquired and liabilities assumed:

Accounts receivable	$5,088,000
Inventory	10,497,000
Prepaid expenses	195,000
Fixed assets	9,089,000
Customer relationships and acquired technology	6,705,000
Deferred tax liability	(89,000)
Accounts payable and other liabilities assumed	(2,563,000)

Net assets acquired	$28,922,000

Less total consideration transferred	(28,495,000)

Gain on bargain purchase	$427,000

The purchase price allocation is preliminary as a result of the fact that the Company has not yet received a final valuation report for the assets acquired and liabilities assumed and is still analyzing the extent of economic obsolescence of the acquired fixed assets. Adjustments to the allocation of fair value to the assets acquired and liabilities assumed could occur until such time as the final valuation report has been received.

4. Pro Forma Adjustments

This note should be read in conjunction with Notes 1, 2 and 3. Adjustments included in the proforma columns include the following:

(a)	To record payment of cash consideration for NZBM.

(b)	To adjust property and equipment to estimated fair market value.

(c)	To eliminate NZBM’s historical goodwill.

(d)	To reflect the fair value of obligations associated with acquired leases.

(e)	To eliminate NZBM’s debt to their historical Parent Company.

(f)	To record fair value of contingent consideration.

(g)	To reclass certain NZBM amounts to conform with Repligen Corporation’s presentation.

(h)	To eliminate NZBM’s historic stockholders’ equity accounts.

(i)	Other changes in equity to reflect impact of foreign currency and different fiscal year ends.

(j)	To adjust depreciation expense based on fair value of acquired property and equipment.

(k)	To adjust amortization expense based on fair value of acquired intangible assets.

(l)	To record gain on bargain purchase. This one-time gain will be reflected in the consolidated statement of comprehensive income for Repligen Corporation in the period ended December 31, 2011.

(m)	To reflect direct acquisition costs associated with the acquisition of NZBM. These one-time costs were not incurred as of September 30, 2011 and are not reflected in the pro forma combined condensed statement of operations. They have been included in the balance sheet to reflect the cash outflow related to these costs.

(n)	To record deferred tax liability resulting from the gain on bargain purchase referred to in (l) above.